EXHIBIT 99.4

                                CLOSING AGREEMENT
                                -----------------

This Closing Acquisition Agreement (the "Agreement") is made and entered into this 7th day of January, 2003, by and between GREENLAND CORPORATION, a Nevada Corporation ("GRLC") and IMAGING TECHNOLOGIES CORPORATION, a Delaware corporation ("ITEC") (each referred to herein as a "Party" and together referred to as the "Parties"), and is based upon the following Recitals:

                                 R E C I T A L S

A. On August 9, 2002 the Parties entered into an Agreement to Acquire Shares (the "Acquisition Agreement").

B. As of the date of this Agreement, the transaction contemplated in the Acquisition Agreement has not closed.

C. The Parties have decided to close the transaction contemplated in the Acquisition Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants recited, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

                                A G R E E M E N T

1. Section 1.3 of the Acquisition Agreement, which is related to consideration, shall reflect that as of Closing GRLC has issued and outstanding 12,789,268 shares and accordingly 19,183,390 shares of common stock shall be issued to ITEC giving ITEC ownership, subject to terms and conditions of the Acquisition Agreement and other related documents, 60% of the issued and outstanding shares of GRLC (total issued and outstanding shares of GRLC will then be 31,973,170 which will be deemed to be the Issued and Outstanding Base or "IOB" as described in the Acquisition Agreement). The stock certificate(s) representing said shares will contain the standard Rule 144 Restrictive Legend and in addition will contain a legend reflecting that said shares are subject to the terms of the Secured Promissory Note and Security Agreement between GRLC and ITEC (See attachments to Acquisition Agreement).

2. Section 1.4 of the Acquisition Agreement, which is related to ITEC's rights to acquire additional shares of GRLC through the exercise of Warrants shall be modified to reflect that the Warrants have been pre-paid, in that the consideration for said Warrants is included in the Purchase Price as set forth in Section 1.3. Furthermore, at closing, ITEC shall receive three warrant agreements: (i) Warrant Agreement A exercisable into 10,657,723 shares of GRLC common stock (this represents the purchase of an additional 10% of GRLC, based on IOB formula, thereby increasing ITEC ownership to 70% of GRLC) (ii) Warrant Agreement B exercisable into 21,315,447 shares of GRLC common stock (this represents the purchase of an additional 10% of GRLC, based in IOB formula, thereby increasing ITEC ownership to 80% of GRLC (iii) Warrant Agreement C exercisable into 63,946,340 shares of GRLC (this represents the purchase of an additional 10% of GRLC, based on IOB formula, common stock, thereby increasing ITEC ownership to 90% of GRLC. At closing ITEC shall exercise said Warrants and the shares will be issued ( collectively "Warrant Shares"); provided however, said that the Warrant Shares shall contain the appropriate restrictive legends and be held in escrow and not released to ITEC until such time as and when the PEO contracts reach levels designated in Section 1.4 of the Acquisition Agreement. It is the intention of the Parties that the Warrant Shares or any applicable portion thereof, have no voting rights until released to ITEC. However, the Parties agree that voting rights, if any as may be required by law or regulation, shall vest with the Board of Directors of GRLC until such time as the Warrant Shares (or any applicable portion thereof) are released to ITEC.
Section 1.4 of the Acquisition Agreement shall be further modified to allow for the acceleration of ITEC's rights under this Section to receive the Warrant Shares or any applicable portion thereof, from escrow. Accordingly, ITEC shall have the right to receive the Warrant Shares, or any applicable portion thereof, held in escrow as and when monthly PEO contracts reach levels designated in
Section  1.4  of  the  Acquisition  Agreement  are  reached.

3. The Parties to the Acquisition Agreement mutually agree that the Closing date be changed from September 13, 2002 to January 7, 2003.

4. The Schedules and/or Exhibits attached to the Acquisition Agreement have been completed as follows:

     Schedule  3.3     GRLC  Share  Exceptions  -  None

     Schedule  3.5     GRLC  Financial  Statements  -  As  filed  with  the  SEC

     Schedule  3.7     GRLC  Debt  Exceptions  -  None

     Schedule  3.8       GRLC  Asset  Exceptions  -  None

     Schedule 3.11 GRLC Proprietary Information and Intellectual Property - Provided in files detailing the specifications of the MaxCash ABM system developed and marketed by Check Central, Inc., a wholly-owned subsidiary of GRLC.

     Schedule  3.12      GRLC  Tax  Exceptions  -  None

     Schedule  3.13      GRLC  Legal  Exceptions  -  None

     Schedule  3.15     GRLC  Accounts  Receivable/Notes Receivable Exceptions -
                        None

     Schedule  4.5       ITEC  Legal  Exceptions  -  None

     Exhibit  1:         Secured  Promissory  Note

     Exhibit  2:         Security  Agreement

     Exhibit  3:         Warrant  Agreement  A

     Exhibit  4:         Warrant  Agreement  B

     Exhibit  5:         Warrant  Agreement  C

5. Attorneys Fees and Costs. The Parties agree that each will bear their own costs and attorneys' fees incurred in connection with the preparation, execution and delivery of this Agreement, and the performance of their respective obligations contained herein, except as otherwise expressly stated in this Agreement.

6. Termination of the Acquisition Agreement. Each Party hereby waives any right it may have to terminate the Acquisition Agreement for any reason as of the date of the signing of this Agreement.

7. Successors. This Agreement is binding upon and shall inure to the benefit of the Parties and each Party's respective successors, assigns, heirs, spouses, agents and personal representatives, enforceable against each of them in accordance with its terms.

8. Assignment. This Agreement may not be assigned in whole or in part, by either Party, whether by operation of law or by contract, without the prior, written consent of the other Party, which consent may be given or withheld in the sole and exclusive discretion of such other Party.

9. Entire Agreement. This Agreement contains the sole and entire agreement and understanding of the Parties with respect to the entire subject matter, and any and all prior discussions, negotiations, commitments and understandings related hereto are merged herein. No representations, oral or otherwise, express or implied other than those contained in this Agreement have been made by any Party. No other agreements not specifically referred to herein, oral or otherwise, shall be deemed to exist or to bind any of the Parties to this Agreement.

10. Provisions Severable. The Parties expressly agree and contract that it is not the intention of any of them to violate any public policy, statutory or common laws, rules, regulations, treaties or decisions of any government or agency thereof. If any section, sentence, clause, word or combination thereof in this Agreement is judicially or administratively interpreted or construed as being in violation of any such provisions of any jurisdiction, such sections, sentences, words, clauses or combinations thereof shall be inoperative in each such jurisdiction and the remainder of this Agreement shall remain binding upon the Parties in each such jurisdiction.

11. Waiver, Modification and Amendment. All waivers hereunder must be made in a signed writing, and failure by either Party at any time to require the other Party's performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation. Any waiver of a breach or violation of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision or a waiver or modification of the provision. This Agreement may be modified or amended only by a later writing signed by all of the Parties.

12. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of San Diego. In the event either Party shall be forced to bring any legal action to protect or defend its rights under the Agreement, then the prevailing Party in such proceeding shall be entitled to reimbursement from the non-prevailing Party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action.

13. Titles and Captions. Paragraph titles and captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision.

14. Counterpart Signature Pages. This Agreement may be executed by the Parties through counterpart signature pages (and not as part of one document bearing all signatures consecutively), all of which, when together, shall constitute satisfaction of the signature requirements. Facsimile signature pages shall also be acceptable.

15. Authority. The undersigned individuals and/or entities execute this Agreement on behalf of their respective parties, and represent and warrant that said individual and/or entities are authorized to enter into and execute this Agreement on behalf of such Parties, that the appropriate corporate resolutions or other consents have been passed and/or obtained (if necessary), and that this Agreement shall be binding on the Party on whose benefit they are executing this Agreement.

16. Notices. All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth below, or at such other address as any Party may hereafter indicate by notice delivered as set forth in this Section 24:

If  to  GRLC:
               Greenland  Corporation
               17075  Via  Del  Campo
               San  Diego,  CA  92127
               Attn:  Thomas  Beener,  CEO

     If  to  ITEC:
               Imaging  Technologies  Corporation
               17075  Via  Del  Campo
               San  Diego,  CA  92127
               Attn:  Brian  Bonar,  CEO

     IN WITNESS WHEREOF, the parties hereto have set forth their hand as of the date and year first above written.

IMAGING  TECHNOLOGIES  CORPORATION

By:    /s/  Brian  Bonar
       Brian  Bonar,  CEO

Dated:  January  7,  2003


GREENLAND  CORPORATION

By:   /s/  Thomas  Beener
      Thomas  Beener,  CEO

Dated:  January  7,  2003